Exhibit to Item 77O - Transactions effected pursuant to Rule 10f-3

HighMark Funds
Rule 10f-3 Report
Quarter Ended September 30, 2011


Date of Purchase                   9/13/11
Fund(s)                            HighMark Bond Fund
Security                           HPQ 4.375% due 09/15/21
Amount (shares/par)                $3,800,000
Price                              $99.816
Commission orSpread                $0.003 /30 bps
Commission/ Spread Reasonable      YES
Underwriter Purchased From         HSBC Securities
Amount of Offering                 $1 billion
Purchased Percentage               1.00%
Affiliate in Syndicate             Mitsubishi UFJ Securities (USA)


Date of Purchase                   9/13/11
Fund(s)                            HighMark Balanced Fund
Security                           HPQ 4.375% due 09/15/21
Amount (shares/par)                $75,000
Price                              $99.816
Commission orSpread                $0.003 /30 bps
Commission/ Spread Reasonable      YES
Underwriter Purchased From         HSBC Securities
Amount of Offering                 $1 billion
Purchased Percentage               1.00%
Affiliate in Syndicate              Mitsubishi UFJ Securities (USA)


Date of Purchase                   09/13/11
Fund(s)                            HighMark Short-Term Bond Fund
Security                           HPQ 3.0% due 09/15/16
Amount (shares/par)                $2,000,000
Price                              $99.784
Commission orSpread                $0.002 /20 bps
Commission/ Spread Reasonable      YES
Underwriter Purchased From         Barclays
Amount of Offering                 $1.3 billion
Purchased Percentage               0.38%
Affiliate in Syndicate             Mitsubishi UFJ Securities (USA)


Date of Purchase                   09/15/11
Fund(s)                            HighMark Bond Fund
Security                           Exelis 4.25% due 10/01/16
Amount (shares/par)                $2,825,000
Price                              $99.824
Commission orSpread                NA
Commission/ Spread Reasonable      YES
Underwriter Purchased From         Bank of America
Amount of Offering                 $250 million
Purchased Percentage               2.00%
Affiliate in Syndicate             Mitsubishi UFJ Securities (USA)


Date of Purchase                   09/15/11
Fund(s)                            HighMark Balanced Fund
Security                           Exelis 4.25% due 10/01/16
Amount (shares/par)                $75,000
Price                              $99.824
Commission orSpread                NA
Commission/ Spread Reasonable      YES
Underwriter Purchased From         Bank of America
Amount of Offering                 $250 million
Purchased Percentage               2.00%
Affiliate in Syndicate             Mitsubishi UFJ Securities (USA)


Date of Purchase                   09/15/11
Fund(s)                            HighMark Short-Term Bond Fund
Security                           Exelis 4.25% due 10/01/16
Amount (shares/par)                $1,500,000
Price                              $99.824
Commission orSpread                NA
Commission/ Spread Reasonable      YES
Underwriter Purchased From         Bank of America
Amount of Offering                 $250 million
Purchased Percentage               2.00%
Affiliate in Syndicate             Mitsubishi UFJ Securities (USA)


The above transactions were conducted in accordance with the Funds' Rule 10f-3 Procedures. In addition to limitations as to the type and amount of securities purchased, the Rule requires that the Fund pay a fair and reasonable price and commission or spread in acquiring the security.


HighMark Funds
Rule 10f-3 Report
Quarter Ended December 31, 2011


Date of Purchase                   11/7/2011
Fund(s)                            HighMark Balanced Fund
Security                           Amgen Inc 3.875% 2021
Amount (shares/par)                75,000
Price                              99.72
Commission orSpread                0.45%
Commission/ Spread Reasonable      Yes
Underwriter Purchased From         Bank of America
Amount of Offering                 $1.75 Billion
Purchased Percentage               0.29%
Affiliate in Syndicate             Mitsubishi UFJ Securities (USA), Inc.


Date of Purchase                   11/7/2011
Fund(s)                            HighMark Bond Fund
Security                           Amgen Inc 3.875% 2021
Amount (shares/par)                5,000,000
Price                              99.72
Commission orSpread                0.45%
Commission/ Spread Reasonable      Yes
Underwriter Purchased From         Bank of America
Amount of Offering                 $1.75 Billion
Purchased Percentage               0.29%
Affiliate in Syndicate             Mitsubishi UFJ Securities (USA), Inc.


Date of Purchase                   11/7/2011
Fund(s)                            HighMark Short-Term Bond
Security                           Amgen Inc 1.875% 2014
Amount (shares/par)                2,000,000
Price                              99.979
Commission orSpread                0.25%
Commission/ Spread Reasonable      Yes
Underwriter Purchased From         Bank of America
Amount of Offering                 $1 Billion
Purchased Percentage               0.20%
Affiliate in Syndicate             Mitsubishi UFJ Securities (USA), Inc.


Date of Purchase                   11/30/2011
Fund(s)                            HighMark Balanced Fund
Security                           Transocean, Inc 5.05% 2016
Amount (shares/par)                30,000
Price                              99.90
Commission orSpread                0.60%
Commission/ Spread Reasonable      Yes
Underwriter Purchased From         Barclays Capital, Inc
Amount of Offering                 $1 Billion
Purchased Percentage               0.01%
Affiliate in Syndicate             Mitsubishi UFJ Securities (USA), Inc.


Date of Purchase                   11/30/2011
Fund(s)                            HighMark Short Term Bond Fund
Security                           Transocean, Inc 5.05% 2016
Amount (shares/par)                150,000
Price                              99.906
Commission orSpread                0.60%
Commission/ Spread Reasonable      Yes
Underwriter Purchased From         Barclays Capital, Inc
Amount of Offering                 $1 Billion
Purchased Percentage               0.01%
Affiliate in Syndicate             Mitsubishi UFJ Securities (USA), Inc.



Date of Purchase                   12/5/2011
Fund(s)                            HighMark Balanced Fund
Security                           EcoLab Inc 4.35% 2021
Amount (shares/par)                40,000
Price                              99.936
Commission orSpread                0.65%
Commission/ Spread Reasonable      Yes
Underwriter Purchased From         Bank of America
Amount of Offering                 $1.25 Billion
Purchased Percentage               0.16%
Affiliate in Syndicate             Mitsubishi UFJ Securities (USA), Inc.


Date of Purchase                   12/5/2011
Fund(s)                            HighMark Bond Fund
Security                           EcoLab Inc 4.35% 2021
Amount (shares/par)                1,950,000
Price                              99.936
Commission orSpread                0.65%
Commission/ Spread Reasonable      Yes
Underwriter Purchased From         Bank of America
Amount of Offering                 $1.25 Billion
Purchased Percentage               0.16%
Affiliate in Syndicate             Mitsubishi UFJ Securities (USA), Inc.


Date of Purchase                   12/5/2011
Fund(s)                            HighMark Short-Term Bond Fund
Security                           EcoLab Inc 2.375% 2014
Amount (shares/par)                $1,225,000
Price                              99.94%
Commission orSpread                0.45%
Commission/ Spread Reasonable      Yes
Underwriter Purchased From         Bank of America
Amount of Offering                 $500 Million
Purchased Percentage               0.24%
Affiliate in Syndicate             Mitsubishi UFJ Securities (USA), Inc.


Date of Purchase                   12/6/2011
Fund(s)                            HighMark Short-Term Bond Fund
Security                           Gilead Sciences, Inc 2.4% 2014
Amount (shares/par)                $350,000
Price                              99.875%
Commission orSpread                0.25%
Commission/ Spread Reasonable      Yes
Underwriter Purchased From         Barclays Capital, Inc
Amount of Offering                 $750 Million
Purchased Percentage               0.04%
Affiliate in Syndicate             Mitsubishi UFJ Securities (USA), Inc.



Date of Purchase                   12/6/2011
Fund(s)                            HighMark Balanced Fund
Security                           Gilead Sciences, Inc 4.4% 2021
Amount (shares/par)                $25,000
Price                              99.77%
Commission orSpread                0.45%
Commission/ Spread Reasonable      Yes
Underwriter Purchased From         Bank of America
Amount of Offering                 $1 Billion
Purchased Percentage               0.10%
Affiliate in Syndicate             Mitsubishi UFJ Securities (USA), Inc.


Date of Purchase                   12/6/2011
Fund(s)                            HighMark Bond Fund
Security                           Gilead Sciences, Inc 4.4% 2021
Amount (shares/par)                $1,000,000
Price                              99.77%
Commission orSpread                0.45%
Commission/ Spread Reasonable      Yes
Underwriter Purchased From         Bank of America
Amount of Offering                 $1 Billion
Purchased Percentage               0.10%
Affiliate in Syndicate             Mitsubishi UFJ Securities (USA), Inc.


The above transactions were conducted in accordance with the Funds' Rule 10f-3 Procedures. In addition to limitations as to the type and amount of securities purchased, the Rule requires that the Fund pay a fair and reasonable price and commission or spread in acquiring the security.